Exhibit 10.5
OMB Control No. 1505-0080

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0014	See Block 16C	W-6-W2-03-TP-R03 042
6. ISSUED BY	CODE	IRS0088	7. ADMINISTERED BY (If other than Item 6)	CODE
Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745	See Item 6
8.  NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

OFFICIAL PAYMENTS CORPORATION       00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA  945834456

OFFICIAL PAYMENTS CORPORATION

(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
x	TIRNO-09-C-00019
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	04/23/2009
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  is extended,  is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
None Net Increase: $0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Mutual Agreement Between the Parties.
E. IMPORTANT: Contractor is not,is required to sign this document and return __1__ copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is as follows:

1.Section C.1.5 Contract Requirements is hereby updated to include the requirements for Option Year 4.

2.All other terms and conditions remain unchanged.

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Alex P. Hart, President and CEO	DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Alex. P. Hart__________________________________ (Signature of person authorized to sign)	10/02/2012	BY /s/ Dianne L. Goosby___________________________ (Signature of Contracting Officer)	08/15/2012
NSN 7540-01-152-8070                                                                                            30-105                                                              STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                                                                                            Computer GeneratedPrescribed by GSA
FAR (48 CFR) 53.243

C.l.5 CONTRACT REQUIREMENTS

The Contractor shall accept MasterCard and VISA Credit and Debit, American Express,
Discover, Bill Me Later, Aceel  Pinless, NYCE, PULSE, and STAR cards for making federal tax payments.

The contractor shall provide two webeites for processing federal tax payments:
☐ www.OfficialPayments.com/Fed
☐ www.ChoicePay.com/Fed

The contractor shall continue their automated IVA 1-888-U-Pay-Tax (1-888-872-9829) and call center services.

When a taxpayers  access the website www.officialPayments.com/Fed or automated IVR to make personal or business federal tax payment and use a credit card, they will be charged a convenience fee of 2.35% per transaction.  If they use a debit card they will be charged a flat/fixed rate fee of $3.95.  However, if a MasterCard Debit Card is used they will be charged a convenience fee of 2.35%. All transaction have minimum fee rate of $3.95.

When a taxpayer access the website www.ChoicePay.com/Fed to make a personal federal tax payment and use a MasterCard or Visa Credit Card, they will be charged a convenience fee of 1.88% per transaction.  If they use a Visa Consumer Debit Card they will be charged a flat/fixed rate fee of $3.48.  All transaction have minimum fee rate of $3.48.

Bill Me Later, and Accel Pinless shall be accepted by way of Web applications only and IVR applicants will be notified of such.

The contractor shall provide a program for American Express eligible card members who make a payment of $100,000.00 or more a reduced convenience fee of 2.10%.  The transactions will be processed by an OPC Customer Service representative via the customer service application that the IRS has approved.

The Contractor shall only submit proposals incorporating any changes to the contract after the Annual Requirements Review Meeting (Kickoff) through June 30th of each year.

The Contractor shall be limited to the number of URLs displayed on IRS.gov (section Pay
Taxes by Credit or Debit Card). No more than 2 URLs are to be promoted In the E-Pay list, and no more than 1 URL in the integrated.

The Contractor agreed to enhanced their website federal payment flow (simplifying and
Streamlining the process for taxpayers) by meeting and working with the IRS Online
Services group.
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